EXHIBIT 23(b)


                               ARTHUR ANDERSEN LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

        To Thermo Cardiosystems Inc.:

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 7, 1996 included in Thermo Cardiosystems Inc.'s Form 10-K for the year ended December 30, 1995, and to all references to our firm included in this registration statement.

                                           Arthur Andersen LLP

                                           Boston, Massachusetts